PRITCHARD CAPITAL PARTNERS
ENERGIZE 2008

JANUARY 9,
2008

1125 17th Street, Suite 2310  Denver, Colorado 80202  303.991.5070
www.stormcatenergy.com
AMEX: SCU І TSX: SME
Investor Relations Contact:  William Kent  will@stormcatenergy.com

AMEX: SCU | TSX: SME
This publication contains certain “forward-looking statements”, as defined in the United States Private Securities
Litigation Reform Act of 1995, and within the meaning of Canadian securities legislation, relating to matters such as the Company’s drilling and other exploration plans and projected well economics. Forward-looking statements are statements that are not historical facts; they are generally, but not always, identified by the words “expects,” “plans,”
“anticipates,” “believes,” “intends,” “estimates,” ”projects,” “aims,” “potential,” “goal,” “objective,” “prospective,” and similar expressions, or that events or conditions “will,” “would,” “may,” “can,” “could” or “should” occur. Forward-looking statements are based on the beliefs, estimates and opinions of Storm Cat’s management on the date the statements are made; including production and reserve estimates, and potential benefits to Storm Cat of such acquisitions, and they involve a number of risks and uncertainties. Consequently, there can be no assurances that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Storm Cat undertakes no obligation to update these forward-looking statements if management’s beliefs, estimates or opinions, or other factors, should change. Factors that could cause future results to differ materially from those anticipated in these forward-looking statements include, but are not limited to receipt of necessary approval from regulatory bodies, the failure to achieve the anticipated benefits of the acquisition, the failure to close the acquisition, the volatility of natural gas prices, the possibility that exploration efforts will not yield economically recoverable quantities of gas, accidents and other risks associated with gas exploration and development operations, the risk that the Company will encounter unanticipated geological factors, the Company’s need for and ability to obtain additional financing, the possibility that the Company may not be able to secure permitting and other governmental clearances necessary to carry out the Company’s exploration and development plans, and the other risk factors discussed in greater detail in the Company’s various filings on SEDAR (www.sedar.com) with Canadian securities regulators and its filings with the U.S. Securities and Exchange Commission (www.sec.gov), including the Company’s Form 10-K for the fiscal year ended December 31, 2006.
Forward-Looking Statements

AMEX: SCU | TSX: SME
Key Statistics
Reserves:
▪

Year End 2006 Proved Reserves(a)

28.7 Bcf
▪

Mid Year 2007 Proved Reserves(b)

36.8 Bcf
Current Shares Outstanding

81.0 million
Fully Diluted Shares Outstanding(c)

131.5 million
Market Capitalization(d)

$68.9 million
Credit Facility(e)

$43.0 million drawn
Convertible Debt(f)

$50.0 million due 2012
Enterprise Value

$161.9 million
(a)

Powder River Basin reserves as of 12/31/2006, Netherland, Sewell & Associates, Inc, based on strip pricing (1/1/07 Price $5.483), YE 2006 PV 10
Strip: $75.3 MM
(b)

Powder River Basin mid-year reserves as of 6/30/2007, Company prepared, based on strip pricing (7/1/07 Price $4.058), Mid-Year 2007 PV 10 Strip:
$61.9 MM
(c)

Assumes conversion of convertible debt and exercise of all outstanding warrants and options
(d)

Market Cap based on January 3, 2008 closing price of $0.85
(e)

Amount drawn as of 12/31/07; current borrowing base of $55.0 million
(f)

Convertible at $1.17; force convert at $2.05

AMEX: SCU | TSX: SME
Control Costs
Strengthen
Balance Sheet
Grow Reserves
Increase Production & Cash Flow
What Is Storm Cat
•

Three Core Areas
–

Powder River Basin

–

Fayetteville Shale
–

Elk Valley in British Columbia

Elk Valley
$1.0 MM
Other
$1.2 MM
Fayetteville
Shale $16.0 MM
Powder River
Basin $20.0 MM

AMEX: SCU | TSX: SME
$38.2 MM 2008 CAPITAL BUDGET
2008 Capital Budget

Note: 4Q07 Production impacted by pipeline constraints
Note: 3Q07 impacted negatively by market conditions resulting from force majeure on Rocky Mountain pipelines
Net MMcf Per Day (Quarter End Exit Rate)
Net MMcf Volume Per Quarter
0
2
4
6
8
10
12
14
16
18
20
0
100
200
300
400
500
600
700
800
900
1000
1100
1200
1300
1400
1500
1600
1700
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07 FST
1Q08 FST
Wellhead Production Rate (PRB)
Quarterly Production Volume (PRB)

AMEX: SCU | TSX: SME
Note:  Volumes shown are wellhead production.  To convert to sales point volumes in MMbtu, deduct 12% for fuel and 3.5% for btu adjustment.
Estimated Net Production
Growth

55
50
45
40
35
30
25
20
15
10
5
0
Bcfe
157% CAGR
1.2
10.0
28.7
52.0
YE 2004
YE 2005
YE 2006
YE 2007 EST
PRB Proved Reserves
Other Area Proved Reserves

AMEX: SCU | TSX: SME
Building A Future On Reserve
Growth

$8.50
$8.00
$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$/MMbtu
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% PDP
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Month - Year
Hedged Price ($/Mmbtu)
CIG Price
% PDP Hedged

AMEX: SCU | TSX: SME
Hedging Summary

Sheridan
Gillette
Legend
Storm Cat Leases
Storm Cat Wells
Drilling Schedule
Other CBNG Wells

AMEX: SCU | TSX: SME
LAND POSITION
•

  41,730 Gross Acres
•

  31,905 Net Acres
WELLS
•

 424 Total
‒

 373 Operated
‒

 51 Non-Operated
•

 401 Producing
DAILY PRODUCTION
•

 21.5 mmcf/d Gross
•

 11.9 mmcf/d Net
PROVED RESERVES
•

 28.7 Bcf 12/31/06
•

 36.8 Bcf 6/30/07
2008 CAPEX
•

 $20.0 MM
•

 126 wells planned
•

 Marathon / Pennaco JV
Powder River Basin

AMEX: SCU | TSX: SME
PARAMETER	RISKED	UNRISKED
Well Cost	$150M	$150M
Gross Reserves	182 Mmcf	246 Mmcf
Net Reserves	137 Mmcf	184 Mmcf
PV10	$207M	$333M
ROR	72%	98%
F&D	$1.09/mcf	$0.81/Mcf
Remaining Locations	250	250
Potential & Remaining Reserves	58 Bcf	73 Bcf
Growing PRB Asset Base

Searcy County
Vaughan 1-18H
Files 1-12H
Pope County
Van Buren County
Kamalmaz 1-13H
Scotland Field
Gravel Hills Field
Cleburne County
Conway County
Faulkner County
White County
Storm Cat Leases
Wilson Creek Prospect
Storm Cat Drilling Locations
Fayetteville Shale Producing Fairway
Fayetteville Shale Producing Fields

AMEX: SCU | TSX: SME
LAND POSITION
•

 22,678 Gross Acres
•

 17,518 Net Acres
WELLS
•

 19 Total
‒

 3 Operated
‒

 16 Non-Operated
•

 8 Producing (all non-op)
DAILY PRODUCTION
•

 0.3 mmcf/d Net
2008 CAPEX
•

 $16.0 MM
•

8 net wells planned
•

Pipeline construction
underway
•

3 Wells drilled, completed and
awaiting pipeline
•

Kamalmaz extended flow-test
Fayetteville Shale

WELL SYMBOLS
T12N-R16W
NW
T11N-R15W
T10N-R17W
T10N-R16W
Black 1-17
SE
Black 2-17H
GRAVEL HILL GAS FIELD
GRIFFIN MTN. GAS FIELD
T9N-R17W
T9N-R16W
T9N-R15W

AMEX: SCU | TSX: SME
Kamalmaz 1-13H
Storm Cat Energy
Kamalmaz 1-13H well
IP 1,750 MCFD
Analogous to well in Scotland
Gas Field with IP 2,929 MCFD
Fayetteville IP Map

AMEX: SCU | TSX: SME
Seeco, Inc.
Black 1-17
Sec 17-T10N-R15W
Van Buren Co., AR
Storm Cat Energy
Kamalmaz 1-13H
Sec 13-T11N-R17W
Van Buren Co., AR
IP 2,929 MCFD
IP 1,750 MCFD
Upper Fayetteville Shale
Lower Fayetteville Shale
Hindsville Sandstone
9 Miles

2500
2000
1500
1000
500
0
Mcf/d
31
30
28
27
24
22
18
17
15
10
Gravel Hills Well Count
SEECO Gravel Hills Horizontal Well Performance
SEECO Horizontal Well Performance
194
180
162
143
115
96
83
63
51
43
35
27
19
Total Well Count
0
30
60
90
120
150
180
210
240
270
300
330
360
390
Days of Production

AMEX: SCU | TSX: SME
Fayetteville Fairway
Horizontal Well Performance

2500
2000
1500
1000
500
0
Mcf/d
31
30
28
27
24
22
18
17
15
10
Gravel Hills Well Count
SCU Unrisked Well Profile
SCU Risked Well Profile
SEECO Gravel Hills Horizontal Well Performance
SEECO Horizontal Well Performance
194
180
162
143
115
96
83
63
51
43
35
27
19
Total Well Count
0
30
60
90
120
150
180
210
240
270
300
330
360
390
Days of Production

AMEX: SCU | TSX: SME
Fayetteville Fairway
Horizontal Well Performance

AMEX: SCU | TSX: SME
PARAMETER	RISKED	UNRISKED
Well Cost	$1,800M	$1,800M
Gross Reserves	1.260 Bcf	2.050 Bcf
Net Reserves	1.008 Bcf	1.641 Bcf
PV10	$1,165M	$2,109M
ROR	36%	50%
F&D	$1.79/mcf	$1.10/Mcf
Locations	125	250
Potential Reserves	125 Bcf	400 Bcf
Fayetteville

Calgary
High River
Elkford
Alberta
British Columbia
Fernie
Pincher Creek
R7
R6

AMEX: SCU | TSX: SME
LAND POSITION
•

77,778 Gross & Net Acres
WELLS
•

24 Total Wells
•

9 Currently Producing
•

All Operated
2008 CAPEX
•

$1.0 MM
•

Continue dewatering /
evaluation
Gas Pipeline
To U.S.
Elk Valley
UNITED STATES
Elk Valley, B.C.

mcfd
bwpd
MCFD and BWPD
3000
2500
2000
1500
1000
500
0
End of Encana Pilot Operations
Begin Storm Cat Operations
Oct-01
Dec-01
Apr-02
Jul-02
Oct-02
Dec-02
Apr-03
Jul-03
Oct-03
Dec-03
Apr-04
Jul-04
Sep-04
Dec-04
Apr-05
Jul-05
Oct-05
Dec-05
Apr-06
Jul-06
Oct-06
Dec-06
Apr-07
Jul-07
Oct-07

AMEX: SCU | TSX: SME
Wells offline for work-over and
equipment upgrade
Elk Valley Aggregate
Production

600
500
400
300
200
100
-
bwpd / mcfd
Gas
Water
9/30/2001
1/30/2002
5/30/2002
9/30/2002
1/30/2003
5/30/2003
9/30/2003
1/30/2004
5/30/2004
9/30/2004
1/30/2005
5/30/2005
9/30/2005
1/30/2006
5/30/2006
9/30/2006
1/30/2007
5/30/2007
9/30/2007

AMEX: SCU | TSX: SME
AC-85 Economics (BFIT):
Well Cost: $1,000M
Net Reserves: 0.837 Bcf
ROR: 39%
F&D Costs: $1.19/mcf
10%PW: $1,035M
Elk Valley AC-85 Production
Profile

a-c85
Normalized New Well
Producing Well Count
daily water rate, BBL
Producing Well Count
Days on Production
0
100
200
300
400
500
600
700
800
900
1000
0
30
60
90
120
150
180
210
240
270
300
0
1
2
3
4
5

AMEX: SCU | TSX: SME
Normalized Data w/o Well Downtime
Encouraged By Water Rates

a-c85
Normalized New Well
Producing Well Count
daily gas rate, MCFD
Producing Well Count
Days on Production
0
30
60
90
120
150
180
210
240
270
300
0
50
100
150
200
250
300
350
400
450
500
0
1
2
3
4
5

AMEX: SCU | TSX: SME
Normalized Data w/o Well Downtime
Encouraged By Gas Rates

AMEX: SCU | TSX: SME
PARAMETER	RISKED	UNRISKED
Well Cost	$1,000M	$1,000M
Gross Reserves	2.561 Bcf	3.870 Bcf
Net Reserves	2.178 Bcf	3.290 Bcf
PV10	$4,354M	$5,917M
ROR	100%+	100%+
F&D	$0.46/mcf	$0.30/mcf
Locations	250	500
Potential Reserves	550 Bcf	1,645 Bcf
Elk Valley

APPENDIX

AMEX: SCU | TSX: SME
PERIOD HEDGED	VOLUMES MMbtu	AVG. Px CIG
2007 Nov. - DEC.	783,666	$6.18
2008 JAN. - DEC.	3,941,617	$6.91
2009 JAN. - DEC.	2,368,452	$7.33
2010 JAN. - DEC.	1,298,061	$6.91
Hedging

AMEX: SCU | TSX: SME
Reserves (PRB Only @ CIG
Strip)
	YEAR END 2006		MID YEAR 2007
RESERVE CATEGORY	NET GAS	PV10	NET GAS	PV10
	(Bcf)	(MM$)	(Bcf)	(MM$)
PDP	5.5	$ 18.80	4.0	$ 8.21
PDNP	8.2	$ 27.37	21.7	$45.31
PUD	15.1	$ 29.13	11.0	$ 8.39
TOTAL PROVEN	28.7	$ 75.30	36.8	$61.91
PROBABLE	9.0	$ 17.16	4.4	$ 3.97
2P (PV. + PB.)	37.7	$ 92.46	41.2	$65.88
POSSIBLE	28.2	$ 73.88	16.6	$18.15
3P (PV. + PB. + PS.)	66.0	$166.34	57.9	$84.03
CIG Strip Price (Beginning)	$5.483		$4.058

200
180
160
140
120
100
80
60
40
20
0
ROR %
$8.50
$8.00
$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$/mmbtu
Powder River Basin
Fayetteville
Elk Valley

AMEX: SCU | TSX: SME
Impact of Gas Price at Sales
Point

Well Assumptions:

WI = 100%
NRI = 75%
Well Costs = $150M
    Drill, Complete, Facilitate, etc.
    65% Tang, 35% Intang
Operating Costs = $900/well/mo
Sev/Ad Val = 12%
Gas Price = $6.50/mcf
GCT/Deducts = $1.77/mcf
    $0.93 mmbtu adjust/shrink/fuel
    $0.60 gathering/compression
    $0.24 transportation

Unrisked Prod Profile:

- 3 mos. Dewater
- 25 to 185 mcfpd next 6 mos.
- 185 peak rate for 9 mos.
- 33% decline thereafter

Risked Prod Profile:

- 3 mos. Dewater
- 25 to 150 mcfpd next 6 mos.
- 150 peak rate for 9 mos.
- 33% decline thereafter

Unrisked Economics (BFIT):

Gross Reserves = 246 mmcf
Net Reserves = 184 mmcf

ROR = 98%
10%PW = $333M
Payout = 1.4 yrs.
F&D Costs = $0.81/mcf

Risked Economics (BFIT):

Gross Reserves = 182 mmcf
Net Reserves = 137 mmcf

ROR = 72%
10%PW = $207M
Payout = 1.6 yrs.
F&D Costs = $1.09/mcf

AMEX: SCU | TSX: SME
Powder River Basin Well
Economics

Well Assumptions:

WI = 100%
NRI = 80%
Well Costs = $1800M
- Drill, Complete, Facilitate, etc.
- 50% Tang, 50% Intang

Operating Costs = $750/well/mo
Prod Taxes = 12%
Gas Price = $6.50/mcf
GCT/Deducts = $1.25/mcf
- $0.75 gathering/compression
- $0.50 transportation

Unrisked Prod Profile:
- 1800 mcfpd IP
- Decline to 600 mcfpd next 6 mos.
- Then 600 to 350 mcfpd next 36 mos.
- 9% decline thereafter

Risked Prod Profile:
- 1300 mcfpd IP
- Decline to 600 mcfpd in 6 mos.
- Then 600 to 250 mcfpd next 42 mos.
- 15% decline thereafter

Unrisked Economics (BFIT):

Gross Reserves = 2.050 bcf
Net Reserves = 1.640 bcf

ROR = 50%
10%PW = $2,112M
Payout = 2.1 yrs.
F&D Costs = $1.10/mcf

Risked Economics (BFIT):

Gross Reserves = 1.260 bcf
Net Reserves = 1.008 bcf

ROR = 36%
10%PW = $1,168M
Payout = 2.4 yrs.
F&D Costs = $1.79/mcf

AMEX: SCU | TSX: SME
Fayetteville Shale Well
Economics

Well Assumptions:

WI = 50%
NRI = 42.5%
Well Costs = $1000M
- Drill, Complete, Facilitate, etc.
- 65% Tang, 35% Intang

Operating Costs = $2500/well/mo
Prod Taxes = 12%
Gas Price = $6.50/mcf
GCT/Deducts = $1.25/mcf
- $0.75 gathering/compression
- $0.50 transportation

Unrisked Prod Profile:
- 250 mcfpd IP
- 250 to 800 mcfpd next 12 mos.
- 800 peak rate for 3.5 yrs.
- 10% decline thereafter

Risked Prod Profile:
- 250 mcfpd IP
- 250 to 700 mcfpd next 12 mos.
- 700 peak rate for 3.5 yrs.
- 15% decline thereafter

Unrisked Economics (BFIT):

Gross Reserves = 3.870 bcf
Net Reserves = 3.290 bcf

ROR = 100+%
10%PW = $5918M
Payout = 1.3 yrs.
F&D Costs = $0.30/mcf

Risked Economics (BFIT):

Gross Reserves = 2.561 bcf
Net Reserves = 2.176 bcf

ROR = 100+%
10%PW = $4352M
Payout = 1.4 yrs.
F&D Costs = $0.46/mcf

AMEX: SCU | TSX: SME
Elk Valley Well Economics

AMEX: SCU | TSX: SME
NAME	TITLE	YEARS OF INDUSTRY EXPERIENCE	AREA OF EXPERTISE
Joseph Brooker	Chief Executive Officer	25	Management; Petroleum Engineer; Oil & Gas Law
Keith Knapstad	President & Chief Operating Officer	25	Management; Petroleum Engineer
Paul Wiesner	Chief Financial Officer	15	Management; Finance
Matt Humphreys	Business Development Manager	35	Geologist
Barbara Zimmerman	Director of Land	30	Land
Kurt Bair	Senior Petroleum Engineer	25	Petroleum Engineer
Rob Garrison	Land - Canada	30	Land
Lisa Reeves	Geologist	10	Geologist
Experienced Team